UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2014 (September 5, 2014)

JDS UNIPHASE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22874	94-2579683
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

430 North McCarthy Boulevard, Milpitas, CA		95035
(Address of Principal Executive Offices)		(Zip Code)

(408) 546-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Reporting)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) In connection with the proposed separation of JDS Uniphase Corporation (the “Company”) into two separate public companies, as announced by the Company on September 10, 2014, and in order retain certain of the Company’s key executives, the Compensation Committee of the Board of Directors (the “Board”) of the Company approved an amendment to the Company’s 2008 Change of Control Benefits Plan (the “Plan”) on September 5, 2014. The Plan provides certain severance and other benefits to Eligible Executives (as defined in the Plan) whose employment is terminated as a result of or following a Change of Control or Spin-Off (each, as defined in the Plan) of the Company.

The amendment, among other things, (i) extends the term of the Plan until December 31, 2016, (ii) expands the definition of Eligible Executive, (iii) adds to the circumstances that could trigger benefits under the Plan a Spin-Off of certain Company assets, (iv) extends the Coverage Period (as defined in the Plan) to include a termination that occurs between the date that the Change of Control or Spin-Off is publicly announced and the consummation of the Change of Control or Spin-Off if the Company’s Chief Executive Officer and the Chairman of the Compensation Committee certify that the Eligible Executive’s services are no longer required, and (v) makes additional changes designed to comply with Section 409A of the Internal Revenue Code.

The amendment is effective September 5, 2014. The foregoing is a summary description of the material terms of the Plan, and is qualified in its entirety by the text of the Plan, which is attached hereto as Exhibit 10.8 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 10, 2014, the Company issued a press release announcing that the Board unanimously approved a plan to separate the Company into two publicly traded companies. The Company also reconfirmed its guidance for the first quarter of fiscal 2015. Additional details regarding the separation are contained in the press release, which is furnished as Exhibit 99.1 to this report.

The information in this Item 7.01 of this Form 8-K, including Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.8	Amended and Restated Change of Control Benefits Plan of JDS Uniphase Corporation, effective as of September 5, 2014.

99.1	Press Release entitled “JDSU to Separate into Two Industry-Leading Public Companies” dated September 10, 2014.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDS Uniphase Corporation

By:	/s/ Andrew Pollack
Andrew Pollack Senior Vice President, General Counsel and Secretary

September 10, 2014